Exhibit 10.22

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

FIFTH AMENDMENT TO

FIRST AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT

Dated as of July 24, 2020

Between:

GUILD MORTGAGE COMPANY, as Seller

and

JPMORGAN CHASE BANK, N.A., as Buyer

This Amendment

The Parties hereby amend (for the fourth time) the First Amended and Restated Master Repurchase Agreement dated December 14, 2018 between them (the “A&R MRA”, as amended by that certain First Amendment to First Amended and Restated Master Repurchase Agreement date June 21, 2019, the Second Amendment to First Amended and Restated Master Repurchase Agreement dated December 13, 2019, the Third Amendment to First Amended and Restated Master Repurchase Agreement dated February 21, 2020, the Omnibus Letter Agreement dated April 30, 2020, and the Fourth Amendment to First Amended and Restated Master Repurchase Agreement dated June 23, 2020 and as hereby and supplemented, further amended or restated from time to time, the “MRA”) to provide for an increase in the leverage covenant, an increase in the Required Amount, and amend various sublimits under the Uncommitted Facility Amount.

All capitalized terms used in the A&R MRA and used, but not defined differently, in this amendment (this “Amendment”) have the same meanings here as there.

The Sections of this Amendment are numbered to correspond with the numbering of the Sections of the A&R MRA amended hereby.

2.	Definitions; Interpretation

A. Solely for Transactions funded or to be funded from the Uncommitted Facility Amount on and after July 24, 2020, the following definition of “Eligible Mortgage Loan” in the A&R MRA is hereby amended to read as follows:

“Eligible Mortgage Loan” means, on any date of determination, a Mortgage Loan:

(i)        for which each of the applicable representations and warranties set forth on Exhibit B [Omitted pursuant to Item 601(a)(5) of Regulation S-K] is true and correct as of such date of determination;

(ii)        that is either a Conventional Conforming Loan or a Jumbo Loan;

(iii)        whose Origination Date was no more than [***] before the Purchase Date for the initial Transaction in which that Mortgage Loan was purchased by Buyer;

(iv)        that is eligible for sale to an Approved Takeout Investor under its Takeout Guidelines;

(v)        that has a scheduled Repurchase Date not later than the following number of days after the Purchase Date for the initial Transaction to which that Mortgage Loan was subject:

Type of Mortgage Loan	Number of days
Conventional Conforming Loan	[***]
Moderately Aged Loan	[***]
Long Aged Loan	[***]
Jumbo Loan	[***]

(vi)        that does not have a Combined Loan-to-Value Ratio in excess of (i) [***] in the case of a Conventional Conforming Loan or (ii) [***] in the case of a Jumbo Loan (or, in each case, such other percentage determined by Buyer in its sole discretion and specified in a written notice from Buyer to Seller from time to time) and, if its Loan-to-Value Ratio is in excess of [***] (or such other percentage as may be determined by Buyer in its sole discretion and specified in a written notice from Buyer to Seller from time to time), it has private mortgage insurance in an amount required by the applicable Agency Guidelines, unless pursuant to Agency Guidelines in existence at the time such Mortgage Loan was originated, private mortgage insurance is not required for such Mortgage Loan;

(vii)        if a Jumbo Loan, whose Purchase Price, when added to the sum of the Purchase Prices of all Jumbo Loans that are then subject to Transactions, is less than or equal to [***] (or such other percentage as may be determined by Buyer in its sole discretion and specified in a written notice from Buyer to Seller from time to time) of the Facility Amount;

(viii)        if an Investor Loan that is not a Jumbo Loan, whose Purchase Price, when added to the sum of the Purchase Prices of all Investor Loans that are then subject to Transactions, is less than or equal to [***] (or such other percentage as may be determined by Buyer in its sole discretion and specified in a written notice from Buyer to Seller from time to time) of the Facility Amount;

(ix)         if a Second Home Loan that is not a Jumbo Loan, whose Purchase Price, when added to the sum of the Purchase Prices of all Second Home Loans that are then subject to Transactions, is less than or equal to [***] (or such other percentage as may be determined by Buyer in its sole discretion and specified in a written notice from Buyer to Seller from time to time) of the Facility Amount;

(x)         if a Cash Out Refinancing Loan, whose Purchase Price, when added to the sum of the Purchase Prices of all Investor Loans that are then subject to Transactions, is less than or equal to [***] (or such other percentage as may be determined by Buyer in its sole discretion and specified in a written notice from Buyer to Seller from time to time) of the Facility Amount;

(xi)         if a Wet Loan, whose Purchase Price, when added to the sum of the Purchase Prices of all other Wet Loans that are then subject to Transactions, is less than or equal to [***] (or such other percentage as may be determined by Buyer in its sole discretion and specified in a written notice from Buyer to any Seller from time to time) of the Facility Amount;

(xii)         if a Long Aged Loan, whose Purchase Price, when added to the sum of the Purchase Prices of all Long Aged Loans that are then subject to Transactions, is less than or equal to [***] (or such other percentage as may be determined by Buyer in its sole discretion and specified in a written notice from Buyer to Seller from time to time) of the Facility Amount;

(xiii)     whose Mortgagor has a FICO Score of at least (i) [***] in the case of a Conventional Conforming Loan, Government Loan, Second Home Loan, or Investor Loan, or (ii) [***] in the case of a Jumbo Loan (or such other minimum FICO Score as may be determined by Buyer in its sole discretion and specified in a written notice from Buyer to Seller from time to time);

(xiv)     that, if subject to a Takeout Commitment, (a) is not subject to a Takeout Agreement that has expired or been terminated or cancelled by the Approved Takeout Investor or with respect to which Seller is in default, (b) has not been rejected or excluded for any reason (other than default by Buyer) from the related Takeout Commitment by the Approved Takeout Investor;

(xv)         that, if subject to a Hedging Arrangement, is not subject to a Hedging Arrangement that has expired or been cancelled by the Hedging Arrangement counterparty or with respect to which Seller is in default or a termination event has occurred;

(xvi)      for which, if not a Wet Loan, a complete Loan File has been delivered to Buyer on or before its Purchase Date;

(xvii)      for which, if a Wet Loan:

(A)        on or before its Purchase Date, a written fraud detection report acceptable to Buyer in its sole discretion has been delivered to Buyer;

(B)        if requested by Buyer, all applicable items listed in clauses (i) through (iii) of the definition of Loan File have been delivered to Buyer or Custodian, as applicable, on or before its Purchase Date;

(C)        if it is also a Jumbo Loan, the applicable items listed in clause (xviii) of this definition of Eligible Mortgage Loan have been delivered to Buyer on or before its Purchase Date; and

(D)        at or before its Wet Funding Deadline, a complete Loan File has been delivered to Buyer;

(xviii)   if a Jumbo Loan, that is covered by a Takeout Commitment issued by CL;

(xix)     if and to the extent that Buyer elects by notice to Seller to review and approve them, for which Buyer has approved the underwriting, the Takeout Commitment and other related information;

(xx)    that is not a Mortgage Loan that Seller has failed to repurchase when required by the terms of this Agreement;

(xxi)     for which the related Mortgage Note has not been out of the possession of Buyer pursuant to a Trust Release Letter for more than five (5) Business Days after the date of that Trust Release Letter;

(xxii)    for which neither the related Mortgage Note nor the Mortgage has been out of the possession of Buyer pursuant to a Bailee Letter for more than the number of days specified in such Bailee Letter; and

(xxiii)   that is not a Defaulted Loan.

“Termination Date” means the earliest of (i) the Business Day that Seller or Buyer designates as the Termination Date by written notice to Buyer, in the case of a Seller notice, or to Seller, in the case of a Buyer notice, at least thirty (30) days before such date, (ii) the date of declaration of the Termination Date pursuant to Section 12(c) and (iii) February 19, 2021.

B.        The following new definition is added to Section 2(a) of the A&R MRA in alphabetical order:

“Fifth Amendment to A&R MRA” means the Fifth Amendment to First Amended and Restated Master Repurchase Agreement dated July     , 2020 amending the A&R MRA.

5.	Accounts; Income Payments.

The following is added as the new third sentence of Section 5(b) of the A&R MRA:

From and after July     , 2020, the Required Amount will be an amount equal to [***] of the Facility Amount.

11.	Seller’s Covenants.

Section 11(aa)(i) is hereby amended to read as follows:

(i)     Leverage Ratio. Seller shall not permit the Leverage Ratio of Seller to exceed [***] computed as of the end of each calendar month.

EXHIBIT B

A.           Clause (qqq) of the A&R MRA is hereby amended to read as follows:

(qqq)   Ineligible Loan Types. The Mortgage Loan is not (i) a negative amortization loan, (ii) a second lien loan, (iii) a home equity line of credit or similar loan, (iv) a reverse mortgage, (v) a subprime Mortgage Loan or alt-A Mortgage Loan or (vi) considered an “Expanded Approval” loan or a similar loan such as is described in the applicable Agency’s eligibility certification, and the following Loan Types and any similarly specially-designated Loan Types are ineligible for inclusion in any Transaction funded from the Uncommitted Facility Amount on or after April 30, 2020:

High-CLTV Loans, Government Loans, Low FICO Government Loans, Low FICO FHA/VA Loans, Manufactured Housing Loans, State Bond Loans, Freddie Mac Small Balance Loans, Government High CLTV Loans, OATI Jumbo Loans and RHS Loans

EXHIBIT C [Omitted pursuant to Item 601(a)(5) of Regulation S-K]

A.           Exhibit C attached to the A&R MRA is deleted in its entirety and replaced with Exhibit C attached to the Fifth Amendment to A&R MRA.

(The remainder of this page is intentionally blank; counterpart signature pages follow.)

As amended hereby, the A&R MRA remains in full force and effect, and the Parties hereby ratify and confirm it.

JPMORGAN CHASE BANK, N.A.

By:	/s/ Preeti Yeung
Preeti Yeung
Authorized Officer

GUILD MORTGAGE COMPANY

By:	/s/ Amber Elwell
Amber Elwell
Chief Financial Officer

Counterpart signature page to Fifth Amendment to First Amended and Restated Master Repurchase Agreement